Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
Goodwill

Note 13 — Goodwill

Goodwill represents the excess of the consideration paid of an acquisition over the fair value of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is not amortized and is tested for impairment at least annually, more often when circumstances indicate impairment may have occurred.

We performed goodwill impairment assessment for the reporting units as of December 31, 2023 using an asset-based approach with the assistance of a third party valuation firm.

The valuation of 100% of the equity interest of the reporting unit is based on the asset-based approach, which directly incorporates information about the economic benefits contributed by the underlying asset, and determines the value of the subject matter based on the balance sheet at the appraisal date and the value of all assets and liabilities at the appraisal date.

We have three reporting units that have goodwill. The following table categorizes our goodwill by reporting unit as of December 31, 2023

Segment	Reporting Unit	Net Goodwill as of December 31, 2023	Fair value as of December 31, 2023	Carrying Value as of December 31, 2023
		(in RMB thousands)	(in RMB thousands)	(in RMB thousands)
AR advertising services	Shenzhen Yidian	-	175,860	187,829
AR advertising services	Shenzhen Yitian	-	203,596	203,596
AR advertising services	Guoyu	-	159	159

The Company’s goodwill impairment analysis is performed, and related impairment charges recorded, after the impairment analysis and recognition, of impairment charges for long-lived assets other than goodwill and indefinite-lived intangible assets.

The Company concluded that the carrying value of Shenzhen Yidian, Shenzhen Yitian and Guoyu exceeds or equals their respective fair value, resulting in a fully goodwill impairment for Shenzhen Yidian, Shenzhen Yitian and Guoyu for the year ended December 31, 2023.